SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                              MID-STATE BANCSHARES
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                          [MID-STATE BANCSHARES LOGO]

                            1026 East Grand Avenue
                        Arroyo Grande, California 93420

--------------------------------------------------------------------------------

                         NOTICE OF 2003 ANNUAL MEETING
                      OF SHAREHOLDERS AND PROXY STATEMENT

                          MEETING DATE: MAY 15, 2003

[MID-STATE BANCSHARES LOGO]

991 Bennett Avenue, P.O. Box 580, Arroyo Grande, California 93421-0580 805/473-6829 o Fax 805/473-7752

April 15, 2003

Dear Shareholder:

We are pleased to invite you to the Annual Meeting of Shareholders to be held on Thursday, May 15, 2003, at 7:30 P.M. at the Rancho Santa Barbara Marriott-Santa Ynez Valley, 555 McMurray Road, Buellton, California. As we have done in the past, in addition to considering the matters described in the Proxy Statement, we will review major developments since our last Shareholders' Meeting.

We hope that you will attend the Meeting in person; however, we strongly encourage you to designate the proxies named on the enclosed Proxy Card to vote your shares. This will ensure that your common stock is represented at the Meeting. For the first time, you will also be able to vote by telephone or by the Internet. The Proxy Statement explains more about these voting procedures. Please read it carefully. Please note that the shareholders of Mid-State Bank, BSM Bancorp, City Commerce Bank and Americorp who have not yet surrendered their shares to be exchanged into Mid-State Bancshares common stock must sign, date and mail the proxy card in the postage paid envelope that we have provided to you (telephone and Internet voting are not available to those unexchanged holders).

We look forward to your participation.

By Order of the Board of Directors,

/s/ James G. Stathos

James G. Stathos
Secretary

                             MID-STATE BANCSHARES
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

To the Shareholders of Mid-State Bancshares:

NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders of Mid-State Bancshares ("Mid-State") will be held as follows:

      Date:  Thursday, May 15, 2003
      Time:  7:30 p.m.
      Place: Rancho Santa Barbara Marriott-Santa Ynez Valley
             555 McMurray Road
             Buellton, California

Matters to be voted on:

o Election of Directors. To consider and vote upon a proposal to elect four (4) persons to the Board of Directors of Mid-State to serve until their successors have been elected and have qualified. The Board of Directors has nominated the following persons for election:

                    Trudi G. Carey
                    H. Edward Heron
                    James W. Lokey
                    Stephen P. Maguire

o Any other matters that may properly be brought before the meeting by order of the Board of Directors

Only those shareholders of record at the close of business on March 31, 2003, are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

Section 2.11 of the Mid-State Bylaws provide for the nomination of directors as follows:

"Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the president of the Corporation by the later of the close of business 21 days prior to any meeting of shareholders called for the election of directors or 10 days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee."

IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, OR VOTE BY TELEPHONE OR INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING AND YOU WISH TO CHANGE YOUR VOTE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON AT THAT TIME. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

PLEASE INDICATE ON THE PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO WE CAN PROVIDE ADEQUATE ACCOMMODATIONS.

/s/ James G. Stathos

James G. Stathos
Secretary

April 15, 2003

Please vote promptly.

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Proxy Statement ..........................................................     1

General Information About the Meeting ....................................     1

Proposal 1:  Election of Directors .......................................     3

             About the Board and its Committees ..........................     7

             Corporate Governance ........................................     9

             Compensation and Related Matters ............................    10

Relationship with Independent Accountants ................................    16

Shareholder Proposals and Nominations for the 2004 Annual Meeting ........    17

Additional Information ...................................................    18

Appendix A: Audit Committee Report .......................................    19

Appendix B: Compensation Committee Report ................................    21

                              MID-STATE BANCSHARES
                             1026 East Grand Avenue
                             Arroyo Grande, CA 93420

--------------------------------------------------------------------------------

                                PROXY STATEMENT

     Your vote is very important. For this reason, the Board of Directors is requesting that you allow your common stock to be represented at the annual meeting by the proxies named on the enclosed proxy card. This proxy statement is being sent to you in connection with this request and has been prepared for the Board by our management. "We," "our," or "Mid-State" refer to Mid-State Bancshares. The proxy statement is being sent to our shareholders on or about April 15, 2003.

                     GENERAL INFORMATION ABOUT THE MEETING

     Who Can Vote. You are entitled to vote your Mid-State common stock if our records showed that you held your shares as of March 31, 2003. At the close of business on that date, a total of 23,488,310 shares of common stock were outstanding and entitled to vote. Each share of Mid-State common stock has one vote. The enclosed proxy card shows the number of shares that you are entitled to vote. Your vote is confidential and will not be disclosed to persons other than those recording the vote.

     Voting Your Proxy. If your common stock is held by a broker, bank, or other nominee, you will receive instructions from them that you must follow in order to have your shares voted.

     If you hold your shares in your own name as a holder of record, you may instruct the proxies how to vote your common stock by using the toll free telephone number or the Internet voting site listed on the proxy card or by signing, dating, and mailing the proxy card in the postage paid envelope that we have provided to you. Of course, you can always come to the meeting and vote your shares in person. Specific instructions for using the telephone and Internet voting systems are on the proxy card. The proxies will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted for the election of directors named in this proxy statement.

     Matters to be Presented. We are not now aware of any matters to be presented other than those described in this proxy statement. If any matters not described in the proxy statement are properly presented at the meeting, the proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned, the proxies can vote your common stock on the new meeting date as well, unless you have revoked your proxy instructions.

     Revoking your Proxy. To revoke your proxy instructions if you are a holder of record, you must advise the Secretary in writing before the proxies vote your common stock at the meeting, deliver later proxy instructions, or attend the meeting and vote your shares in person. Unless you decide to attend the meeting and vote your shares in person after you have submitted voting instructions to the proxies, we recommend that you revoke or amend your prior instructions in the same way you initially gave them - that is, by telephone, Internet, or in writing. This will help to ensure that your shares are voted the way you have finally determined you wish them to be voted.

     How Votes are Counted. The annual meeting will be held if a majority of the outstanding common stock entitled to vote is represented at the meeting. If you have returned valid proxy instructions or attend the meeting in person, your common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting. If you hold your common stock through a nominee, generally the nominee may vote the common stock that it holds for you only in accordance with your instructions. Brokers who are members of the National Association of Securities Dealers, Inc. may not vote shares held by them in a nominee's name unless they are permitted to do so under applicable rules. Under New York Stock Exchange rules, a member broker that has transmitted proxy soliciting materials to a beneficial owner may vote on matters that the Exchange has determined to be routine if the beneficial owner has not provided the broker with voting instructions within 10 days of the meeting. If a nominee cannot vote on a particular matter because it is not routine, there is a "broker non-vote" on that matter. Broker non-votes count for quorum purposes, but we do not count either abstentions or broker non-votes as votes for or against any proposal.

     Cost of this Proxy Solicitation. We will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, we expect that a number of our employees will solicit shareholders for the same type of proxy, personally and by telephone. None of these employees will receive any additional or special compensation for doing this. We will, on request, reimburse brokers, banks, and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners and obtaining their voting instructions.

     Attending the Annual Meeting. If you are a holder of record and plan to attend the annual meeting, please indicate this when you vote. The lower portion of the proxy card is your admission ticket. If you are a beneficial owner of common stock held by a broker, bank or other nominee, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your common stock held in nominee name in person, you must get a written proxy in your name from the broker, bank, or other nominee that holds your shares.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

     Our Bylaws and implementing resolutions provide for a total of ten (10) directors. We have a "Classified" Board of Directors. A "Classified" Board means that the directors are divided into three classes with staggered terms. As a result, four (4) persons will be elected at the meeting to a term of three years. At subsequent annual meetings of the shareholders, a number of directors will be elected equal to the number of directors with terms expiring at that annual meeting. The directors so elected at these subsequent annual meetings will each be elected for a three-year term.

     Vote Required. Directors must be elected by a plurality of the votes cast at the meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes withheld for any nominee will not be counted.

     Substitute Nominees. Although we know of no reason why any of the nominees would not be able to serve, if any nominee is unavailable for election, the proxies would vote your common stock to approve the election of any substitute nominee proposed by the Board of Directors. We may also choose to reduce the number of directors to be elected, as permitted by our Bylaws.

                               Slate of Directors

[PHOTO OMITTED]       Trudi G. Carey has been a director of Mid-State
                      Bancshares since 2000. She is president of The Carey
                      Group, a Santa Barbara firm that specializes in architecture, planning, and construction administration.
                      She has been a licensed architect, real estate broker, and general contractor practicing in the state of California since 1978. Ms. Carey is a member of Mid-State
                      Bancshares' Compensation Committee and an alternate to Mid-State Bancshares' Nominating Committee. She is an alternate to Mid-State Bank & Trust's Board Loan
                      Committee.

[PHOTO OMITTED]       H. Edward Heron has been a director of Mid-State
                      Bancshares since 1999 when we merged with City Commerce
                      Bank, where he was member of the board of directors. A real estate broker for more than 35 years, Mr. Heron is vice president and branch manager for Coldwell Banker in Santa Barbara. He is an honorary director for life for the California Association of Realtors. Mr. Heron is a member of Mid-State Bancshares' Nominating Committee and
                      Compensation Committee and chairman of the Mid-State Bank
                      & Trust Foundation.

[PHOTO OMITTED]       James W. Lokey has been president and chief executive
                      officer of Mid-State Bancshares since June 2001 and Mid-State Bank & Trust since March 2000. During his tenure, the Bank has added trust and investment management services and a leasing department, and acquired American Commercial Bank. He is a director for the California Bankers Association and chairman of the organization's e-commerce committee. Mr. Lokey is a member of Mid-State Bancshares' Nominating Committee and a member of Mid-State Bank & Trust's Board Loan Committee and Trust Services Committee.

[PHOTO OMITTED]       Stephen P. Maguire has been a director of Mid-State
                      Bancshares since 1999. He is an investment broker and president of Maguire Investments, a regional securities brokerage firm based in Santa Maria. He specializes in wealth management and municipal bonds while overseeing all aspects of the firm's operations. Mr. Maguire is chairman of Mid-State Bank & Trust's Trust Services
                      Committee. He is an alternate member of Mid-State Bank &
                      Trust's Board Loan Committee.

     General Information About the Nominees and the Continuing Directors. All of the nominees are currently directors. Each has agreed to be named in this proxy statement and to serve if elected. Each of the nominees and each of the continuing directors was a director and attended at least 75% of the meetings of the Board and committees on which they served in 2002.

     Unless stated otherwise, all of the nominees and the continuing directors have been continuously employed by their present employers for more than five years. None of our directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

     The following tables set forth certain information, as of March 31, 2003, with respect to the four (4) persons nominated by the Board of Directors for election and six (6) continuing directors whose terms do not expire at the meeting.

                                2003 Nominees
                                                                                  Common Stock Beneficially
                                                                                   Owned on March 31, 2003
                                                                                 ---------------------------
  Name, Address(1)                                     Year First(2)                           Percentage of
  and Relationship                                      Elected or                                Shares
  with the Company    Principal Occupation          Appointed Director            Number of     Outstanding
of Beneficial Owner    for Past Five Years     Age   Bancshares/Bank    Term(3)   Shares(4)         (5)
===========================================================================================================
===========================================================================================================
Trudi G. Carey         Architect, Contractor,   46   2000/Bancshares      I        13,740(6)        .06%
Director               Real Estate Broker               2000/Bank
                       The Carey Group, Inc.
-----------------------------------------------------------------------------------------------------------

H. Edward Heron        Vice President,          62   1999/Bancshares      I        46,014(7)        .20%
Director               Coldwell Banker                  1996/Bank
-----------------------------------------------------------------------------------------------------------

James W. Lokey         President/CEO, Mid-      55   2000/Bancshares      I       141,000(8)        .60%
President/Chief        State Bank & Trust               2000/Bank
Executive Officer,     3/1/00 to present and
Mid-State Bancshares   Mid-State Bancshares
and Mid-State Bank     6/1/01 to present;
& Trust                President; Downey
                       Savings in 1997 and
                       1998
-----------------------------------------------------------------------------------------------------------

Stephen P. Maguire     President, Maguire       52   1999/Bancshares      I       467,051(9)       1.99%
Director               Investments, Inc.                1999/Bank
                       (Investment Firm)
-----------------------------------------------------------------------------------------------------------

--------------------------
(1) The address for all persons listed is c/o Mid-State Bancshares, 1026 East Grand Avenue, Arroyo Grande, California 93420.
(2) Service with Mid-State Bancshares, Mid-State Bank & Trust, or a bank, which was acquired by merger by Mid-State Bank & Trust.
(3) I-Term expiring in 2003; II-Term expiring in 2004; and III-Term expiring in 2005.
(4) Except as otherwise noted, includes shares held by each person's spouse (except where legally separated) and minor children; shares held by any other relative of such person who has the same home; shares held by a family trust as to which such person is a trustee with sole voting and investment power (or shares power with a spouse); or shares held in an Individual Retirement Account as to which such person has pass-through voting rights and investment power.
(5) Includes shares of common stock subject to stock option exercisable within 60 days.
(6) Includes 8,000 shares of common stock subject to stock option exercisable within 60 days.
(7) Includes 12,000 shares of common stock subject to stock option exercisable within 60 days.
(8) Includes 125,415 shares of common stock subject to stock options exercisable within 60 days.
(9) Includes 12,000 shares of common stock subject to stock options exercisable within 60 days.

                  Continuing Directors and Executive Officers

                                                                                   Common Stock Beneficially
                                                                                    Owned on March 31, 2003
                                                                                  ---------------------------
 Name, Address(10)                                       Year First(11)                        Percentage of
  and Relationship                                         Elected or                              Shares
  with the Company         Principal Occupation        Appointed Director   Term   Number of    Outstanding
of Beneficial Owner        for Past Five Years    Age    Bancshares/Bank    (12)   Shares(13)       (14)
=============================================================================================================
=============================================================================================================
Gracia B. Bello           Registered Pharmacist    73   1998/Bancshares       II     28,724(15)     .12%
Director                  (Retired)                        1996/Bank
-------------------------------------------------------------------------------------------------------------

Daryl L. Flood            Retired                  69   1998/Bancshares       II    202,589(16)     .86%
Director                                                   1978/Bank
-------------------------------------------------------------------------------------------------------------

Robert J. Lagomarsino     President,               76   2001/Bancshares      III     93,983(17)     .40%
Director                  Lagomarsino                      1993/Bank
                          Minerals; Vice
                          President,
                          Lagomarsino's, Inc.
-------------------------------------------------------------------------------------------------------------

Gregory R. Morris         President,               62   1998/Bancshares      III    114,986(18)     .49%
Director                  Morris & Garritano               1987/Bank
                          Insurance Agency
-------------------------------------------------------------------------------------------------------------

Carrol R. Pruett          Chairman of the          65   1998/Bancshares      III    349,602(19)    1.49%
Chairman of the Board     Board, Mid-State                 1967/Bank
                          Bancshares and Mid-
                          State Bank & Trust.
                          President/Chief
                          Executive Officer,
                          Mid-State Bank &
                          Trust (Retired in 2000)
-------------------------------------------------------------------------------------------------------------

William L. Snelling       Business Manager,        71   1998/Bancshares      III    184,293(20)     .78%
Director                  Consultant                       1977/Bank
-------------------------------------------------------------------------------------------------------------

Harry H. Sackrider        Chief Credit Officer,    58          --             --     13,136(21)     .06%
Senior Vice President,    Mid-State Bank &
Mid-State Bancshares      Trust
and Executive Vice
President/Chief Credit
Officer, Mid-State
Bank & Trust
-------------------------------------------------------------------------------------------------------------

James G. Stathos          Chief Financial          57          --             --     73,669(22)     .31%
Executive Vice            Officer, Mid-State
President/Chief           Bank & Trust and
Financial Officer, Mid-   Mid-State Bancshares
State Bancshares and      1998 to present
Mid-State Bank & Trust
-------------------------------------------------------------------------------------------------------------

Directors and                                                                     1,728,787(23)    7.36%
Executive Officers as a
group (12 persons)
-------------------------------------------------------------------------------------------------------------

--------------------------
(10) The address for all persons listed is c/o Mid-State Bancshares, 1026 East Grand Avenue, Arroyo Grande, California 93420.
(11) Service with Mid-State Bancshares, Mid-State Bank & Trust, or a bank, which was acquired by merger by Mid-State Bank & Trust.
(12) I-Term expiring in 2003; II-Term expiring in 2004; and III-Term expiring in 2005.
(13) Except as otherwise noted, includes shares held by each person's spouse (except where legally separated) and minor children; shares held by any other relative of such person who has the same home; shares held by a family trust as to which such person is a trustee with sole voting and investment power (or shares power with a spouse); or shares held in an Individual Retirement Account as to which such person has pass-through voting rights and investment power.
(14) Includes shares of common stock subject to stock option exercisable within 60 days
(15) Includes 16,000 shares of common stock subject to stock option exercisable within 60 days.
(16) Includes 16,000 shares of common stock subject to stock option exercisable within 60 days.
(17) Includes 4,000 shares of common stock subject to stock option exercisable within 60 days.
(18) Includes 68,508 shares held by Mr. Morris as Trustee for Morris & Garritano Profit Sharing Trust, as to which Mr. Morris has sole voting and investment power; and 16,000 shares of common stock subject to stock option exercisable within 60 days.
(19) Includes 149,488 shares of common stock subject to stock options exercisable within 60 days.
(20) Includes 16,000 shares of common stock subject to stock options exercisable within 60 days.
(21) Includes 9,800 shares of common stock subject to stock options exercisable within 60 days.
(22) Includes 70,934 shares of common stock subject to stock options exercisable within 60 days.
(23) Includes 86,805 shares of common stock owned by the executive officers and shares subject to stock options exercisable within 60 days.

                      ABOUT THE BOARD AND ITS COMMITTEES

     The Board. Mid-State is governed by a Board of Directors and various committees of the Board that meet throughout the year. Directors discharge their responsibilities throughout the year at Board and committee meetings and also through telephone contact and other communications with the Chairman and Chief Executive Officer and others regarding matters of concern and interest to Mid-State. During 2003, there were fifteen (15) meetings of the Board.

     Committees. Among other committees, Mid-State has audit, nominating and corporate governance and compensation committees. The following describes for each of these three committees its current membership, the number of meetings held during 2002, and its function.

      Audit. Directors Snelling (Chairman), Bello and Flood.

     This Committee met six (6) times in 2002. Each member is "independent," as defined by the Nasdaq listing standards. Pursuant to its Charter, the Audit Committee is a standing committee appointed annually by the Board of Directors. The Committee assists the Board of Directors in fulfilling its responsibility to the shareholders and depositors relating to the quality and integrity of our accounting systems and financial-reporting processes, the identification and assessment of business risks and the adequacy of overall control environment within Mid-State. In so doing, they will:

     o Carry out their responsibilities in good faith and in an informed and vigilant manner;

     o Review recommendations and reports submitted by the regulatory agencies, our external financial statement auditors, management, and Internal Audit;

     o Routinely report to the Board of Directors, the Committee's activities and all matters of significance, making recommendations for change as deemed advisable;

     o Establish and maintain contact with the regulatory agencies, the external financial statement auditors and Internal Audit to satisfy themselves that: audit coverage is adequate, appropriate programs are maintained, and activities are executed properly;

     o Discuss directly with management any issues of concern or interest to the Committee; and

     o Employ such resources in the performance of their duties, including access to separate legal counsel and external consultants, as the Committee deems necessary.

     A copy of the Audit Committee's Report for the year ended December 31, 2002 is attached as Appendix A to this proxy statement. The Audit Committee's Charter was attached to our proxy statement for the 2001 meeting of shareholders. As discussed below in "CORPORATE GOVERNANCE," the Charter is in the process of being amended. We will attach the amended Charter to our proxy statement for the 2004 meeting of shareholders

     Nominating and Corporate Governance Committee. Directors Pruett (Chairman), Lokey, Bello, Heron, Lagomarsino, Carey (Alternate Member), and Flood (Alternate Member).

     This committee met one (1) time in 2002. The committee:

     o Reviews information assembled for the purpose of selecting candidates for nomination to membership on the Board of Directors;

     o Following appropriate investigations, ascertains the willingness of selected candidates to serve and extends on behalf of the Board of Directors, invitations to become candidates; and

     o Presents recommendations to the Board of Directors at regularly scheduled meetings.

     Compensation. Directors Morris (Chairman), Bello, Carey, Heron, and Snelling (Alternate Member)

     This committee met four (4) times in 2002. The committee:

     o    Establishes proper compensation ranges for officers and employees;

     o    Delegates certain authority to management regarding salary procedure;
          and

     o Determines salaries for Mid-State officers depending upon experience, performance and contribution to the success of Mid-State.

     A copy of the Compensation Committee's Report for the year ended December 31, 2002 is attached as Appendix B to this proxy statement.

     Compensation Committee Interlocks and Insider Participation. No members of the Compensation Committee were officers or employees of Mid-State or its subsidiary during the year or were formerly Mid-State officers. The Chairman of the Compensation Committee during 2002, Director Gregory R. Morris, is the president and principal owner/stockholder of Morris & Garritano Insurance Agency. Morris & Garritano received broker commissions during 2002 in connection with the placement of insurance for Mid-State and its subsidiary. Such broker commissions were less than 5% of Morris & Garritano's gross revenues for 2002.

                             CORPORATE GOVERNANCE

     We have a strong commitment to good corporate governance and to the highest standards of ethical conduct.

     Corporate governance received a heightened degree of focus from our Board of Directors and management during 2002. On July 30, 2002, President Bush signed into law the Sarbanes-Oxley Act of 2002 (the "SOA"). The SOA includes very specific additional disclosure requirements and new corporate governance rules, requires the Securities and Exchange Commission (the "SEC") and securities exchanges to adopt extensive additional disclosure, corporate governance and other related rules and mandates further studies of certain issues by the SEC. We have taken all required actions to comply with all the currently applicable provisions of the SOA and implementing regulations. Additionally, we continue to monitor regulations and rules proposed by the SEC and Nasdaq (our common stock is listed on the Nasdaq national market) relating to these matters and to plan for their implementation.

     During 2002, we took a series of steps to review and improve our existing corporate governance practices. These steps included:

     o A review of the composition of our Board of Directors to determine that we continue to have at least a majority of our directors that are independent, non-employee directors. We believe that at Mid-State Bank & Trust this has been the case since at least 1961 and has been the case for Mid-State Bancshares since it was formed in 1998.

     o The nominating committee was combined and changed to the nominating and corporate governance committee. The committee, among other things, develops and recommends corporate governance principles applicable to Mid-State, including those concerning the size and composition of the Board, reviews potential candidates for board membership and recommends nominees to the Board.

     o A review of our audit committee composition to assure that all current members meet both the existing as well as the proposed criteria for independence.

     o The preparation of a draft of a revised audit committee charter which would, among other things, provide the committee with authority to (i) control directly the outside auditor, (ii) make hiring and termination decisions concerning the auditor, and (iii) approve all non-audit services. We expect that the revised charter will be adopted shortly after the completion of final rule making by the SEC and Nasdaq concerning these issues.

     o The adoption of a code of conduct for our Chief Executive Officer and Chief Financial Officer as required by the SOA. This code has been included as part of our corporate code of ethics which has been in place since at least 1997.

     o Our Chief Executive Officer and Chief Financial Officer have begun certifying all quarterly and annual financial reports which we file with the SEC.

     o We have completed a review of our internal controls and our disclosure controls and procedures to ensure that we provide complete and accurate disclosures in our SEC filings and other public reports. We merged our existing Risk Committee into a new Risk/Disclosure Committee. In addition to assessing various risks impacting Mid-State, this committee is made up of senior company officers knowledgeable of our affairs and of disclosure-related regulation. The committee is chaired by our chief financial officer and membership consists of our CEO, chief credit officer, corporate controller, and key senior members of Bank management. The committee convenes as necessary to review and decide upon the appropriate disclosure, if any, of potentially material events or change in the risk profile regarding Mid-State that come to the attention of any member of the committee, and to review and approve all earnings releases and other SEC filings, making sure that those filings are properly recorded, processed, and summarized. The committee seeks the advice of counsel and our independent audit firm in its deliberations.

     o The implementation of a plan to post promptly our annual, quarterly and current reports to the SEC on our website at www.midstatebank.com. We have been posting some of these reports for sometime. We also anticipate beginning to post the ownership reports of our directors, executive officers and principal shareholders to the website, beginning in June 2003.

     o During 2002, in conjunction with the change in accounting firms from Arthur Andersen LLP to PricewaterhouseCoopers LLP ("PWC"), the Company also considered several proposals to provide internal audit services. After review, the internal audit function was awarded to the firm, Protiviti, a risk management firm, independent from PWC.

                       COMPENSATION AND RELATED MATTERS

     Compensation. The compensation committee establishes the compensation awarded to the executive officers, and determines the salaries of those executive officers based upon their experience, performance, and contribution to the success of Mid-State. The following table sets forth the aggregate compensation for services in all capacities paid or accrued by Mid-State or its banking subsidiary to the five (5) most highly compensated persons who earned more than $100,000.00 in total salary and bonus during 2002.

                          Summary Compensation Table

                                                                         Long-Term Compensation
                                                                    ---------------------------------
                                     Annual Compensation                      Awards          Payouts
                            -------------------------------------   -----------------------   -------
                                                                    Restricted   Securities
                                                     Other Annual     Stock      Underlying    LT1P**    All Other
     Name and                 Salary         Bonus   Compensation    Award(s)     Options/    Payouts   Compensation
Principal Position   Year       ($)           ($)       ($)(24)        ($)        SARs* (#)     ($)       ($)(25)
=====================================================================================================================
James W. Lokey       2002   341,670(26)   175,000(29)      0            0           52,941       0         21,247
President/Chief      2001   300,000(27)   169,800(30)      0            0           62,069       0         52,265
Executive Officer    2000   250,000(28)   250,000(31)      0            0          150,000       0         51,920
---------------------------------------------------------------------------------------------------------------------

James G. Stathos     2002   216,668(32)   112,500(35)      0            0           20,588       0         25,786
Executive Vice       2001   174,128(33)    99,268(36)      0            0           24,138       0         16,533
President/Chief      2000   163,601(34)         0          0            0                0       0        221,522(37)
Financial Officer
---------------------------------------------------------------------------------------------------------------------

Harry H. Sackrider   2002   134,585(38)    89,580(41)      0            0           20,000       0         14,847
Executive Vice       2001    96,831(39)    12,675(42)      0            0                0       0         11,537
President/Chief      2000    82,842(40)     5,735(43)      0            0           10,000       0         10,596
Credit Officer
---------------------------------------------------------------------------------------------------------------------

Steven L. Harding    2002   150,000(44)    25,226(47)      0            0                0       0         20,477
Senior Vice          2001   147,651(45)    20,827          0            0                0       0         16,274
President/           2000   113,230(46)     7,744          0            0                0       0         13,852
Corporate Banking
Manager
---------------------------------------------------------------------------------------------------------------------

Daniel Eliot         2002   150,000(48)    28,490(49)      0            0            5,000       0         29,968
Senior Vice          2001    23,846             0          0            0           10,000       0            360
President/           2000         0             0          0            0                0       0              0
Corporate Banking
Manager
---------------------------------------------------------------------------------------------------------------------

* SAR stands for "Stock Appreciation Rights" and refers to SARs payable in cash or stock, including SARs payable in cash or stock of the election of the Company or a named executive officer.
** LT1P stands for "Long-Term Incentive Plan" and refers to any plan providing compensation intended to serve as an incentive for performance to occur over a period longer than one fiscal year, whether such performance is measured by reference to financial performance of the Company or an affiliate, the Company's stock price, or any other measure, but excluding restricted stock, stock option and SAR Plans.

--------------------------
(24) No executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each officer's total annual salary and bonus.
(25) Includes Mid-State contribution to defined contribution plans (qualified and non-qualified, and whether or not vested).
(26) Includes $11,000 accrued in 2002 but deferred pursuant to Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").
(27) Includes $10,500 accrued in 2001 but deferred pursuant to Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").
(28) Includes $10,500 accrued in 2000 but deferred pursuant to Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").
(29) Bonus accrued in 2002 but payment deferred until 2003.
(30) Bonus accrued in 2001 but payment deferred until 2002.
(31) Bonus accrued in 2000 but payment deferred until 2001.
(32) Includes $12,000 accrued in 2002 but deferred pursuant to Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").
(33) Includes $10,500 accrued in 2001 but deferred pursuant to Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").
(34) Includes $10,500 accrued in 2000 but deferred pursuant to Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").
(35) Bonus accrued in 2002 but payment deferred until 2003.
(36) Bonus accrued in 2001 but payment deferred until 2002.
(37) Includes 2000 Deferred Compensation Contribution of $205,000.
(38) Includes $12,000 accrued in 2002 but deferred pursuant to Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").
(39) Includes $8,939 accrued in 2001 but deferred pursuant to Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").
(40) Includes $5,315 accrued in 2000 but deferred pursuant to Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").
(41) Bonus of $14,580 accrued in 2001 but payment deferred until 2002, and $75,000.00 accrued in 2002 but payment deferred until 2003.
(42) Bonus accrued in 2000 but payment deferred until 2001.
(43) Bonus accrued in 1999 but payment deferred until 2000.
(44) Includes $10,423 accrued in 2002 but deferred pursuant to Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").
(45) Includes $9,899 accrued in 2001 but deferred pursuant to Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").
(46) Includes $7,258 accrued in 2000 but deferred pursuant to Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").
(47) Bonus accrued in 2002 but payment deferred until 2003.
(48) Includes $11,000 accrued in 2002 but deferred pursuant to Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").
(49) Bonus of $3,740 accrued in 2001 but payment deferred until 2002, and $24,750 accrued in 2002 but payment deferred until 2003.

     Stock Options. Our 1996 Stock Option Plan (the "Stock Option Plan") is intended to advance our interests by encouraging stock ownership on the part of key employees and non-employee directors. As of March 31, 2003, we had options outstanding to purchase a total of 2,027,214 shares of our common stock under the Stock Option Plan and 606,425 shares available for grant.

     The following table furnishes certain information regarding stock options granted under the Stock Option Plan for James W. Lokey, James G. Stathos, Harry
H. Sackrider, Steven L. Harding, and Daniel Eliot.

                                  Options/SAR Grants In 2002

---------------------------------------------------------------------------------------------------
                                                                              Potential Realizable
                                                                                Value at Assumed
                                                                              Annual Rates of Stock
                                                                                     Price
                                                                                  Appreciation for
                                       Individual Grants                            Option Term
---------------------------------------------------------------------------------------------------
                                     Percent of
                       Number of        Total
                      Securities      Options/
                      Underlying        SARs
                     Options/SARs    Granted to    Exercise or
                        Granted     Employees in   Base Price    Expiration      5%           10%
        Name              (#)           2002         ($/Sh)         Date        ($)           ($)
===================================================================================================
James W. Lokey          52,941          22.19%      $17.40       03/13/2012   579,321     1,468,113
---------------------------------------------------------------------------------------------------
James G. Stathos        20,588           8.63%      $17.40       03/13/2012   225,290       570,928
---------------------------------------------------------------------------------------------------
Harry H. Sackrider       5,000           2.10%      $17.40       03/13/2012    54,714       138,656
---------------------------------------------------------------------------------------------------
Harry H. Sackrider      15,000           6.29%      $17.00       12/11/2012   160,368       406,404
---------------------------------------------------------------------------------------------------
Steven L. Harding            0              0%           0                0         0             0
---------------------------------------------------------------------------------------------------
Daniel Eliot             5,000           2.10%      $17.40       03/13/2012    54,714       138,656
---------------------------------------------------------------------------------------------------

                    Aggregated Option/SAR Exercises in 2002
                     and Fiscal Year-End Option/SAR Values

                                                 Number of Securities          Value of Unexercised
                                                Underlying Unexercised      In-the-Money Options/SARs
                                              Options/SARs at 03/31/2003          at 03/31/2003
                                                         (#)                         ($)(50)
                                             ---------------------------   ---------------------------
                      Shares
                    Acquired on     Value
                     Exercise     Realized
 Name                  (#)          ($)      Exercisable   Unexercisable   Exercisable   Unexercisable
======================================================================================================
James W. Lokey          0            0         125,415        202,545        298,768        244,905
------------------------------------------------------------------------------------------------------
James G. Stathos        0            0          70,934         81,932        167,219         36,847
------------------------------------------------------------------------------------------------------
Harry H. Sackrider      0            0           9,800         44,185         14,808         11,952
------------------------------------------------------------------------------------------------------
Steven L. Harding       0            0          10,458         12,000         40,755          3,420
------------------------------------------------------------------------------------------------------
Daniel Eliot            0            0           3,000         17,000          1,080          4,320
------------------------------------------------------------------------------------------------------

     Profit Sharing/401(k) Plan. Mid-State offers a combined Profit Sharing and 401(k) Plan to all of its eligible employees, and those of its banking subsidiary (the "Plan"). Eligible employees may participate in the Plan at the next entry date following 90 days of service. Employer contributions to the Profit Sharing and 401(k) Plan are vested on a five-year vesting schedule at 20% per year.

     Contributions to the Profit Sharing portion of the Plan (the "Profit Sharing Plan") are made entirely by Mid-State. Each year the Board of Directors, in its discretion, decides how much money, if any, will be contributed to the Plan depending on the amount of Mid-State's profits for the year. Mid-State's contribution to the Profit Sharing Plan is allocated among all eligible employees based on eligible pay. Employees must be actively employed at the end of the calendar year in order to receive the profit sharing contribution. No amounts are accrued or set aside for the account of non-employee directors. Mid-State contributed approximately $1,659,000 to the Profit Sharing Plan for the year ending December 31, 2002.

     Under the 401(k) portion of the Plan (the "401(k) Plan"), each covered employee can make voluntary contributions to his or her account in an amount up to fifteen percent (15%) of his or her base salary; such contributions vest immediately when made. Mid-State makes a contribution to the employee's account in an amount equal to fifty percent (50%) of the employee's contributions, up to a maximum of six percent (6%) of the employee's salary. For the year ended December 31, 2002, Mid-State contributed approximately $632,000 to the 401(k) Plan.

--------------------------
(50) Unexercisable stock options represent those options granted, but not yet fully vested. Exercisable stock options represent the fully vested portion. Stock options vest at the rate of 20% per year from the date of grant. Value of options has been determined by multiplying number of shares by the difference between the closing price on December 31, 2002 of $16.42 per share, and the respective exercise price per share.

     Change in Control Agreements. Mid-State entered into "change in control" agreements with Messrs. Lokey, Sackrider, and Stathos as of January 9, 2002. Each agreement provides that, if a person who has acquired control of Mid-State terminates the officer within 36 months after such change in control other than for cause, disability or retirement (as such terms are defined in the agreement) or if, within 36 months of such a change in control, the officer terminates the agreement for good reason (as defined in the agreement), the officer will receive (i) a lump sum severance payment equal to three times his annual salary and bonus and (ii) continued benefits under all insured and self-insured employee welfare benefit plans for a period ending on the earliest of (A) three
(3) years, (B) the commencement date of equivalent benefits from a new employer or (C) the officer's normal retirement date under the terms of such plans. In general, a "change in control" includes a change in the majority of directors as a result of an election contest, an acquisition of 25% of the outstanding shares, a merger, consolidation, sale of substantially all the assets, a change in the majority of directors over a two (2) year period as well as any other transfer, voluntarily or by hostile takeover or proxy contest, operation of law or otherwise, of control of Mid-State.

     Incentive Compensation Plan. In the first quarter of 2001, the Board of Directors approved an annual Incentive Plan for the executive officers. The objective of the plan is to provide competitive compensation, warranted by performance, and aid in motivating and retaining key executives. Messrs Lokey, Stathos and Sackrider are eligible for participation in the Plan.

     Other Compensation. We have provided and plan to continue to provide our executive officers with automobiles, which are not available to all our employees. It is impracticable to estimate the percentage of the total costs of these benefits attributable to personal use. No amount is stated for the foregoing in the compensation table on page 11, since management has concluded that the amount of any personal benefits to any executive officer and to the principal officers as a group is less than the lesser of $50,000.00 per person or ten percent (10%) of the compensation reported under "Cash Compensation" for each such person and for the group.

     Compensation of Directors. Directors who are also officers of the Company do not receive additional compensation for their services as directors. During 2002, the Company's non-employee directors received a $12,000 annual retainer and $1,000 for each regular and special meeting attended. The Chairman of the Board received $1,500 for meetings attended. Members of the committees received $300 for each committee meeting attended, while committee chairpersons received $450 per meeting attended. Directors are also reimbursed for any out-of-pocket expenses incurred during their duties as directors. Total fees paid to directors in 2002 were $372,950.

     During 2002, Director Lagomarsino received a stock option grant under the Stock Option Plan to purchase 20,000 shares of Mid-State Stock. The option was granted at an exercise price of $15.95 per share, fully vested in five (5) years, and are exercisable for ten (10) years.

     Performance Graph. The following table and graph display six (6) year comparative total return performance information for Mid-State common stock, the Standard and Poors 500 Index (S&P 500), and NASDAQ Bank Index. The information is prepared assuming $100.00 is invested in each of the three (3) potential investments, six (6) years ago. The performance information takes into account dividends paid and the price appreciation or depreciation of the stock(s). It should be noted that historical performance information is no guarantee of future performance.

--------------------------------------------------------------------------------
                              Mid-State Bancshares
================================================================================

                              [LINE CHART OMITTED]

                                             Period Ending
                      ----------------------------------------------------------
Index                 12/31/97  12/31/98  12/31/99  12/31/00  12/31/01  12/31/02
--------------------------------------------------------------------------------
Mid-State Bancshares   100.00    104.71    121.23    138.21    129.75    133.92
S&P 500                100.00    128.55    155.60    141.42    124.63     96.95
NASDAQ Bank Index*     100.00     99.36     95.51    108.95    117.97    120.81

     Transactions with Management and Others. There have been no transactions, or series of similar transactions, during 2002, or any currently proposed transaction, or series of similar transactions, to which Mid-State or its wholly owned bank subsidiary was or is to be a party, in which the amount involved exceeded or will exceed $60,000.00 and in which any director (or nominee for director) of Mid-State, executive officer of Mid-State, any shareholder owning of record or beneficially 5% or more of Mid-State Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

     Indebtedness of Management. Some of the current directors and executive officers of Mid-State and the companies with which they are associated have been customers of, and have had banking transactions with Mid-State, in the ordinary course of Mid-State's business, and Mid-State expects to continue to have such banking transactions in the future. All loans and commitments to lend included in such transactions have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons of similar creditworthiness, and in the opinion of management of Mid-State, have not involved more than the normal risk of repayment or presented any other unfavorable features.

     Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Exchange Act requires Mid-State's directors, executive officers and ten percent (10%) or more shareholders of Mid-State's equity securities to file with the SEC initial reports of ownership and reports of changes of ownership of Mid-State's equity securities. Officers, directors and ten percent (10%) or more shareholders are required by SEC regulations to furnish Mid-State with copies of all Section 16(a) forms they file. To Mid-State's knowledge, based solely on review of the copies of such reports furnished to Mid-State and written representations that no other reports were required, during the fiscal year ended December 31, 2002 all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of ten percent (10%) or more of Mid-State's equity securities appear to have been met except, during the transition period to electronic filings from the standard paper filings as provided by SOA, there were several instances where the filings did not meet the new requirements. In those cases, the reports were filed late with all necessary disclosures.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Background. On May 14, 2002, we terminated our engagement of Arthur Andersen LLP ("Andersen") as our independent auditor. Andersen's report on our financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. With the difficulties experienced by Andersen, the Audit Committee decided that it could not retain its services in 2002. With the termination of our former independent accounting firm, an extensive evaluation process was conducted by the Board of Directors, the Audit Committee, and our management. We announced on July 12, 2002 the appointment of Pricewater-houseCoopers LLP ("PWC") as our new independent accounting firm.

     It is anticipated that a representative of PWC will be present at the meeting and will be available to respond to appropriate questions from shareholders regarding the Company's financial statements.

     Fees. All professional services rendered by PWC during 2002 were furnished at customary rates and terms. For 2002, the Audit Committee considered and deemed the services provided by PWC compatible with maintaining the principle accountant's independence.

     The following table presents fees for professional audit services rendered by PWC for the audit of our annual consolidated financial statements for the fiscal year ended December 31, 2002, and fees billed for other services provided by PWC during 2002.

           Audit fees                       $230,000
           Audit related fees(51)              3,500
                                            --------
           Audit and audit related fees      233,500
           Tax fees(52)                       84,900
           All other fees                          0
                                            --------
           Total fees                       $318,400
                                            ========

     In addition, the Company paid $17,500 to Andersen for audit and tax related services for the fiscal year ended December 31, 2002, prior to their termination on May 14, 2002.

                     SHAREHOLDER PROPOSALS AND NOMINATIONS
                          FOR THE 2004 ANNUAL MEETING

     Proxy Statement Proposals. Under the rules of the SEC, proposals that shareholders seek to have included in the proxy statement for our next annual meeting of shareholders must be received by the Secretary of Mid-State not later than December 19, 2003.

     Other Proposals and Nominations. Our Bylaws govern the submission of nominations for director or other business proposals that a stockholder wishes to have considered at a meeting of shareholders, but which are not included in Mid-State's proxy statement for that meeting. Nominations for director must be made in accordance with Section 2.11 of our Bylaws, which is set forth in the notice of the meeting attached to this proxy statement.

--------------------------
(51) Consulting services provided by PWC during 2002.
(52) Tax services provided by PWC during 2002.

                            ADDITIONAL INFORMATION

     Under the Securities Exchange Act of 1934 Sections 13 and 15(d), periodic and current reports must be filed with the SEC. We electronically file the following reports with the SEC: Form 10-K (Annual Report), Form 10-Q (Quarterly Report), Form 11-K (Annual Report for Employees' Stock Purchase and Savings Plans), Form 8-K (Report of Unscheduled Material Events), and Form DEF 14A (Proxy Statement). We may file additional forms. The SEC maintains an Internet site, www.sec.gov, in which all forms filed electronically may be accessed. Additionally, all forms filed with the SEC and additional shareholder information is available free of charge on our website: www.midstatebank.com. We post these reports to our website as soon as reasonably practicable after filing them with the SEC. None of the information on or hyperlinked from our website is incorporated into this proxy statement.


/s/ James G. Stathos

James G. Stathos
Secretary

                                  APPENDIX "A"
                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee ("Committee") of the Board of Directors is composed of three independent directors. The members of the Committee are: Directors Snelling (Chairman), Bello and Flood.

     The Committee held six (6) meetings during 2002. During the course of the year, the Committee reviewed drafts of a revised Audit Committee Charter which would, among other things, provide the Committee with authority to (i) control directly the outside auditor, (ii) make hiring and termination decisions concerning the auditor, and (iii) approve all non-audit services. The Committee expects that the revised Charter will be adopted shortly after the completion of final rule making by the SEC and Nasdaq concerning these issues.

     The Committee oversees the financial reporting process for Mid-State Bancshares ("Mid-State") on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed the annual financial statements to be included in the Annual Report and Form 10-K.

     In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Committee has discussed with the independent auditors their independence from Mid-State and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1.

     The Committee has also met and discussed with management and its independent auditors, issues related to the overall scope and objectives of the audit conducted, the internal controls used by Mid-State, and the selection of Mid-State's independent auditors.

     Pursuant to the reviews and discussions described above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

     Signed and adopted by the Audit Committee this 24th day of March, 2003.


/s/ William L. Snelling
---------------------------------
Committee Chairman


/s/ Gracia B. Bello
---------------------------------
Director/Committee Member


/s/ Daryl L. Flood
---------------------------------
Director/Committee Member

                                 APPENDIX "B"
                     REPORT OF THE COMPENSATION COMMITTEE
                    MID-STATE BANCSHARES AND MID-STATE BANK

     The goals of the Mid-State Executive Compensation Program (the "Program") are to attract and retain higher caliber executives, provide compensation in a cost efficient manner, encourage executive ownership of Mid-State Bancshares ("Mid-State") common stock and motivate executives to maximize returns to shareholders, both annually and over the long-term.

     The philosophy of the Program is to provide a total reward program that supports achievement of Mid-State's goals and objectives and provides total compensation that is competitive in relation to that provided by comparable financial institutions.

     Compensation for Mid-State's executive officers includes the following components:

     o Salary - The principal objective of the salary program is to maintain salaries that are targeted at the 75th percentile of the market for comparable positions in similarly sized financial institutions.

     o Annual incentives - Annual incentives are designed to reward principally for overall annual Bank performance and provide total cash compensation that is targeted at the 75th percentile of the market when warranted by performance.

     o Long-term incentives - The principal objective of the long-term stock-based incentive program is to align the financial interests of executives with those of shareholders, provide incentive for executive ownership of Mid-State common stock, support the achievement of long-term financial objectives, and provide for long-term incentive reward and capital accumulation opportunities.

     o Benefits - The principal objectives of the benefits program provided for executives are to provide attractive benefits to retain key executives and provide financial planning opportunities to facilitate tax and estate planning.

CEO Compensation

In setting the Chief Executive Officer's (the "CEO") base salary and in determining his performance bonus for fiscal 2002 the Compensation Committee (the "Committee") has considered Mid-State's sustained revenue and profit growth in recent years. In addition, the Bank continues to perform in the upper quartile of the industry peer group. The CEO significantly contributed to this success. Based on this performance, the Committee approved a salary increase and cash bonus. The stock option grant made to the CEO was made at the fair market value. All of the adjustments were made in accordance with the guidelines established in the executive compensation plan.

It is the opinion of the Committee that the aforementioned compensation policies and structures provide the necessary discipline to properly align Mid-State's corporate objectives and the interests of our shareholders with competitive compensation practices in an equitable manner.

     Signed and adopted by the Compensation Committee this 18th day of February, 2003.


/s/ Gregory R. Morris
---------------------------------
Committee Chairman


/s/ Gracia B. Bello
---------------------------------
Director/Committee Member


/s/ Trudi G. Carey
---------------------------------
Director/Committee Member


/s/ H. Edward Heron
---------------------------------
Director/Committee Member


/s/ William L. Snelling
---------------------------------
Director/Alternate Member

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.                                        Please
                                                                                                                    Mark Here
                                                                                                                    for Address |  |
                                                                                                                    Change or
                                                                                                                    Comments
                                                                                                                    SEE REVERSE SIDE
1.   ELECTION OF DIRECTORS. To elect the following four (4)         2.   OTHER BUSINESS. To transact such other business as may
     persons to the Board of Directors of Mid-State to serve for         properly come before the Meeting and any adjournment or
     a three (3) year term and until their successors are                adjournments thereof.
     elected and have qualified:

                               FOR all              WITHHOLD        The undersigned hereby acknowledges receipt of the Notice of
                           nominees listed          AUTHORITY       Meeting, Proxy Statement and Annual Report that accompanies this
                        (except as marked to     to vote for all    proxy and ratifies all lawful actions taken by the above named
                            the contrary)        nominees listed    proxies.
     01 Trudi G. Carey          |   |                 |   |
     02 H. Edward Heron         |   |                 |   |                                           I (We) will |_|   will not |_|
     03 James W. Lokey                                                                          Attend the Annual meeting in person.
     04 Stephen P. Maguire

A shareholder may withhold authority to vote for any nominee by lining through or otherwise striking out the name of such nominee.

                                                                         Please sign exactly as your name appears on this Voting
                                                                         Form. If shares are registered in more than one name, the
                                                                         signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating such officer's title. Trustees, guardians, executors and administrators should sign in their official capacity giving their full title as such. A partnership
                                                                         should sign in the partnership name by an authorized
                                                                         person, stating such person's title and relationship to the partnership.

Signature_______________________________________ Signature_______________________________________ Date______________________________

NOTE: Please sign as name appears above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                      ^ FOLD AND DETACH HERE ^

                                                Vote by Internet or Telephone or Mail
                                                    24 Hours a Day, 7 Days a Week

                                Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

                 Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

----------------------------------------      ----------------------------------------      ----------------------------------------
                Internet                                      Telephone                                       Mail
       http://www.eproxy.com/mdst                          1-800-435-6710
Use the Internet to vote your proxy.          Use any touch-tone telephone to vote                     Mark, sign and date
Have your proxy card in hand when you         your proxy. Have your proxy card in hand                   your proxy card
access the web site. You will be          OR  when you call. You will be prompted to    OR                    and
prompted to enter your control number,        enter your control number, located in                     return it in the
located in the box below, to create and       the box below, and then follow the                     enclosed postage-paid
submit an electronic ballot.                  directions given.                                            envelope.
----------------------------------------      ----------------------------------------      ----------------------------------------

                                        If you vote your proxy by Internet or by telephone,
                                           you do NOT need to mail back your proxy card.

                     REVOCABLE PROXY o MID-STATE BANCSHARES

          ANNUAL MEETING OF SHAREHOLDERS - MAY 15, 2003

     The designated shareholder(s) of Mid-State Bancshares ("Mid-State") hereby appoints, constitutes and nominates Carrol R. Pruett and James G. Stathos, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of Mid-State which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Rancho Santa Barbara Marriott Santa Ynez Valley, 555 McMurray Road, Buellton, California, on Thursday, May 15, 2003 at 7:30 p.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally thereat, as indicated on the reverse side hereof.

     This proxy confers discretionary authority and shall be voted in accordance with the recommendation of the Board of Directors unless a contrary instruction is indicated, in which case the proxy shall be voted in accordance with instructions. If no instruction is specified, the shares represented by proxy will be voted in favor of the proposals listed on this proxy. In all other matters, if any, properly presented at the annual meeting, the proxy shall be in accordance with the judgement of the proxy holders. This proxy is solicited on behalf of the Board of Directors and may be revoked prior to use.

        (Continued and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                            ^ FOLD AND DETACH HERE ^

      BRING THIS ADMISSION TICKET WITH YOU TO THE MEETING ON MAY 15, 2003.
                                  DO NOT MAIL.

This admission ticket admits you to the meeting. You will not be let in to the meeting without an admission ticket or other proof of stock ownership as of March 31, 2003, the record date.

                                ADMISSION TICKET

                           [MID-STATE BANCSHARE LOGO]

                        2003 Annual Shareholders Meeting
                             Thursday, May 15, 2003
                                    7:30 p.m.

                    Rancho Santa Barbara Marriott-Santa Ynez
                               555 McMurray Road
                           Buellton, California 93427

NON-TRANSFERABLE                                                NON-TRANSFERABLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.                                        Please
                                                                                                                    Mark Here
                                                                                                                    for Address |  |
                                                                                                                    Change or
                                                                                                                    Comments
                                                                                                                    SEE REVERSE SIDE
1.   ELECTION OF DIRECTORS. To elect the following four (4)         2.   OTHER BUSINESS. To transact such other business as may
     persons to the Board of Directors of Mid-State to serve for         properly come before the Meeting and any adjournment or
     a three (3) year term and until their successors are                adjournments thereof.
     elected and have qualified:

                               FOR all              WITHHOLD        The undersigned hereby acknowledges receipt of the Notice of
                           nominees listed          AUTHORITY       Meeting, Proxy Statement and Annual Report that accompanies this
                        (except as marked to     to vote for all    proxy and ratifies all lawful actions taken by the above named
                            the contrary)        nominees listed    proxies.
     01 Trudi G. Carey          |   |                 |   |
     02 H. Edward Heron         |   |                 |   |                                           I (We) will |_|   will not |_|
     03 James W. Lokey                                                                          Attend the Annual meeting in person.
     04 Stephen P. Maguire

A shareholder may withhold authority to vote for any nominee by lining through or otherwise striking out the name of such nominee.

                                                                         Please sign exactly as your name appears on this Voting
                                                                         Form. If shares are registered in more than one name, the
                                                                         signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating such officer's title. Trustees, guardians, executors and administrators should sign in their official capacity giving their full title as such. A partnership
                                                                         should sign in the partnership name by an authorized
                                                                         person, stating such person's title and relationship to the partnership.

Signature_______________________________________ Signature_______________________________________ Date______________________________

NOTE: Please sign as name appears above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                      ^ FOLD AND DETACH HERE ^

                     REVOCABLE PROXY o MID-STATE BANCSHARES

          ANNUAL MEETING OF SHAREHOLDERS - MAY 15, 2003

     The designated shareholder(s) of Mid-State Bancshares ("Mid-State") hereby appoints, constitutes and nominates Carrol R. Pruett and James G. Stathos, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of Mid-State which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Rancho Santa Barbara Marriott Santa Ynez Valley, 555 McMurray Road, Buellton, California, on Thursday, May 15, 2003 at 7:30 p.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally thereat, as indicated on the reverse side hereof.

     This proxy confers discretionary authority and shall be voted in accordance with the recommendation of the Board of Directors unless a contrary instruction is indicated, in which case the proxy shall be voted in accordance with instructions. If no instruction is specified, the shares represented by proxy will be voted in favor of the proposals listed on this proxy. In all other matters, if any, properly presented at the annual meeting, the proxy shall be in accordance with the judgement of the proxy holders. This proxy is solicited on behalf of the Board of Directors and may be revoked prior to use.

        (Continued and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                            ^ FOLD AND DETACH HERE ^

      BRING THIS ADMISSION TICKET WITH YOU TO THE MEETING ON MAY 15, 2003.
                                  DO NOT MAIL.

This admission ticket admits you to the meeting. You will not be let in to the meeting without an admission ticket or other proof of stock ownership as of March 31, 2003, the record date.

                                ADMISSION TICKET

                           [MID-STATE BANCSHARE LOGO]

                        2003 Annual Shareholders Meeting
                             Thursday, May 15, 2003
                                    7:30 p.m.

                    Rancho Santa Barbara Marriott-Santa Ynez
                               555 McMurray Road
                           Buellton, California 93427

NON-TRANSFERABLE                                                NON-TRANSFERABLE